SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2021

PATHFINDER ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40074	98-1575384
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1950 University Avenue

Suite 350

Palo Alto, CA 94303

(Address of principal executive offices, including zip code)

(650) 321-4910

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fifth of one redeemable warrant	PFDRU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	PFDR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PFDRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 1.02 below is hereby incorporated by reference into this Item 1.01.

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, on July 15, 2021, Pathfinder Acquisition Corporation, a Cayman Islands exempted company incorporated with limited liability (“Pathfinder” or the “Company”), entered into a Business Combination Agreement with ServiceMax, Inc., a Delaware corporation (“ServiceMax”), and Stronghold Merger Sub, Inc., a Cayman Islands exempted company incorporated with limited liability and a wholly owned subsidiary of ServiceMax. On August 11, 2021, Pathfinder, ServiceMax and Serve Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Pathfinder (“Merger Sub”), entered into an Amended and Restated Business Combination Agreement (the “Business Combination Agreement”), pursuant to which Merger Sub would be merged with and into ServiceMax, with ServiceMax surviving as a wholly-owned subsidiary of Pathfinder (the “Business Combination”).

Termination of the Merger Agreement

On December 6, 2021, Pathfinder and ServiceMax entered into a Termination Agreement (the “Termination Agreement”), effective as of such date, pursuant to which the parties agreed to mutually terminate the Business Combination Agreement due to unfavorable market conditions. The termination of the Business Combination Agreement is effective as of December 6, 2021.

As a result of the termination of the Business Combination Agreement, the Business Combination Agreement is of no further force and effect, and certain transaction agreements entered into in connection with the Business Combination Agreement, including, but not limited to, (i) the Second Amended and Restated Sponsor Letter Agreement, dated as of October 19, 2021, by and among Pathfinder, ServiceMax, Pathfinder Acquisition, LLC, a Delaware limited liability company (the “Sponsor”), and the other parties thereto, (ii) the Registration and Shareholder Rights Agreement, dated as of August 11, 2021, between Pathfinder, the Sponsor, ServiceMax, Silver Lake Technology Management, L.L.C., and certain other equityholders of ServiceMax JV, LP, a Delaware limited partnership and the parent entity of ServiceMax, and (iii) the Amended and Restated Subscription Agreements, dated August 11, 2021, between Pathfinder, ServiceMax and certain investors, will either be terminated or no longer be effective, as applicable, in accordance with their respective terms.

The foregoing descriptions of the Business Combination Agreement and the Termination Agreement do not purport to be complete and are qualified in their entirety by the terms and conditions of the full text of the Business Combination Agreement, which was previously filed as Exhibit 2.1 to the Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) by Pathfinder on August 12, 2021, and the full text of the Termination Agreement, which is attached hereto as Exhibit 10.1, each of which is incorporated by reference herein.

Item 8.01. Other Events.

On December 6, 2021, Pathfinder issued a press release announcing the termination of the Business Combination Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. As a result of the termination of the Business Combination Agreement, Pathfinder intends to withdraw its registration statement on Form S-4, as amended from time to time, initially filed with the SEC on August 12, 2021, and the extraordinary general meeting of Pathfinder's shareholders, which was scheduled to be held on December 7, 2021, for the purpose of voting on the Business Combination Agreement and proposed transactions related thereto, will not take place.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 that are based on beliefs and assumptions and on information currently available to Pathfinder. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, are also forward-looking statements. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Pathfinder cannot assure you that the forward-looking statements in this communication will prove to be accurate. These forward-looking statements are subject to a number of risks and uncertainties, including those included under the heading “Risk Factors” in the final prospectus filed by Pathfinder on February 18, 2021 relating to Pathfinder’s initial public offering and in its subsequent periodic reports and other quarterly filings with the SEC. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Pathfinder, ServiceMax, their respective directors, officers or employees or any other person that Pathfinder will achieve its objectives and plans in any specified time frame, or at all. The forward-looking statements in this communication represent the views of Pathfinder as of the date of this communication. Subsequent events and developments may cause that view to change. However, while Pathfinder may elect to update these forward-looking statements at some point in the future, there is no current intention to do so, except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the views of Pathfinder as of any date subsequent to the date of this communication.

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Termination Agreement, dated as of December 6, 2021, by and between Pathfinder and ServiceMax.
99.1	Press Release, dated December 6, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2021	PATHFINDER ACQUISITION CORPORATION

	By:	/s/ Lance Taylor
	Name:	Lance Taylor
	Title:	Chief Financial Officer

3